STATE FARM MUTUAL FUND TRUST

Supplement dated June 8, 2017 to the Prospectus dated May 1, 2017 for Class R-1, R-2 and R-3 Shares (the “Prospectus”).

Effective immediately, the following changes are made to the Prospectus:

On page 22 of the Prospectus there is a table reflecting the Average Annual Total Returns of the Equity and Bond Fund for periods ending December 31, 2016. That table is changed as follows:

	1-Year	5-Year	10-Year
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	8.31%	9.57%	6.15%

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Please keep it for future reference.

120-6344f.3